SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 9, 2001

PS FINANCIAL, INC.

(Exact name of Registrant as specified in its Charter)
Delaware (State or other jurisdiction of incorporation)	0-28864 (Commission File No.)	36-4101473 (IRS Employer Identification Number)

4800 South Pulaski Road, Chicago, Illinois (Address of principal executive offices)	60632 (Zip Code)

Registrant's telephone number, including area code:	(773) 376-3800

N/A

(Former name or former address, if changed since last report)

Item 5.	Other Events

On February 9, 2001, the Registrant issued the attached press release announcing the third quarter results.

Item 7.	Financial Statements and Exhibits

(a) Exhibits
99 Press release, dated February 9, 2001.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

PS FINANCIAL, INC.

Date: February 9, 2001	By:	/s/ Jeffrey Przybyl
Jeffrey Przybyl Chief Financial Officer (Principal Financial and Accounting Officer)